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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):   MAY 17, 2007


                                   UNIFI, INC.
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


            1-10542                                   11-2165495
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     (Commission File No.)                (IRS Employer Identification No.)



                            7201 WEST FRIENDLY AVENUE
                        GREENSBORO, NORTH CAROLINA 27410
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                    (Address of principal executive offices)


                                 (336) 294-4410
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             On May 17, 2007, the Company entered into a Waiver, Assignment and Assumption Agreement (the "Agreement") with Dillon Yarn Corporation and the several purchasers listed therein. Pursuant to the Agreement, the Company consented to the transfer of 2,777,778 shares of its common stock previously issued to Dillon Yarn Corporation on January 1, 2007, which were subject to restrictions on transfer under the Registration Rights Agreement, dated as of January 1, 2007, between the Company and Dillon Yarn Corporation. The purchasers agreed to assume Dillon's rights and obligations under the Registration Rights Agreement with respect to the 2,777,778 shares sold to them. Other than as set forth above, the terms and provisions of the Registration Rights Agreement remain in full force and effect and the remaining 5,555,555 shares owned by Dillon remain subject to the restrictions on transfer set forth in the Registration Rights Agreement. Dillon may not transfer any shares of our common stock owned by it prior to July 1, 2008. On and after July 1, 2008 and prior to July 1, 2009, Dillon (or its permitted transferees) may transfer 2,777,778 shares, and all of the 5,555,555 shares may be transferred by Dillon (or its permitted transferees) after July 1, 2009. A copy of the Registration Rights Agreement is attached as Exhibit 7.1 to Dillon's Schedule 13D, dated January 2, 2007.

                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    UNIFI, INC.



                                    By: /s/ Charles F. McCoy
                                        ---------------------------
                                        Name: Charles F. McCoy
                                              Vice President, Secretary,
                                              General Counsel and Corporate
                                              Compliance and Governance Officer


Dated:  May 17, 2007